Exhibit 21.1

Exhibit 21.1

Form 10-K

SUBSIDIARIES OF SKY FINANCIAL GROUP, INC.

December 31, 2002

NAME OF ENTITY						JURISDICTION OF INCORPORATION OR ORGANIZATION
A.	Issuer and Parent Company

	Sky Financial Group, Inc.					Ohio
Bowling Green, Ohio

B.	Bank Subsidiaries of Issuer

	1.	Sky Bank				Ohio
Salineville, Ohio
Sky Financial Group, Inc. owns 100%

		a.	First Western Insurance Services, Inc. (inactive)			Pennsylvania
New Castle, Pennsylvania
Sky Bank owns 100%

		b.	Insurance Holding Company			Michigan
Bowling Green, Ohio
Sky Bank owns 100%

			1)		Meyer & Eckenrode Insurance Group, Inc.	Pennsylvania
Carnegie, Pennsylvania
Insurance Holding Company owns 100%

				i.	M&E Investment Group, Inc.	Pennsylvania
Carnegie, Pennsylvania
Meyer & Eckenrode Insurance Group, Inc. owns 100%

			2)		Sky Title Insurance Agency, LLC (inactive)	Michigan
Bowling Green, Ohio
Insurance Holding Company owns 100%

		c.	Sky Access, Inc.			Ohio
Lisbon, Ohio
Sky Bank owns 100%

		d.	Sky Capital LLC			Delaware
Wilmington, Delaware
Sky Bank owns 100%

		e.	TRB Financial Services, Inc. (Inactive)			Pennsylvania
Monroeville, Pennsylvania
Sky Bank owns 100%

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		f.	TRB Realty Corporation, Inc. (Inactive)	Pennsylvania
Monroeville, Pennsylvania
Sky Bank owns 100%

	2.		Sky Trust, National Association	United States
Pepper Pike, Ohio
Sky Financial Group, Inc. owns 100%

C.	Financial Service Subsidiaries of Issuer

	1.		Access Partners, LLC (acquired majority interest 1/28/02)	Indiana
Evansville, Indiana
Sky Financial Group, Inc. owns 51%

	2.		First Western Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	3.		Freedom Financial Life Insurance Company	Arizona
Phoenix, Arizona
Sky Financial Group, Inc. owns 77%

	4.		Mid Am Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	5.		Mid Am Financial Services, Inc. (inactive)	Indiana
Bowling Green, Ohio
Sky Financial Group, Inc. owns 100%

	6.		Sky Asset Management Services, Inc. (inactive)	Ohio
Bowling Green, Ohio
Sky Financial Group, Inc. owns 100%

	7.		Sky Capital Management, Inc.	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	8.		Sky Financial Capital Trust I	Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

	9.		Sky Financial Solutions, Inc.	Ohio
Columbus, Ohio
Sky Financial Group, Inc. owns 100%

		a.	Sky Financial Securitization Corp. I	Delaware
Wilmington, Delaware
Sky Financial Solutions, Inc. owns 100%

		b.	Sky Financial Securitization Corp. II	Delaware
Wilmington, Delaware
Sky Financial Solutions, Inc. owns 100%

		c.	Sky Financial Securitization Corp. III	Delaware
Wilmington, Delaware
Sky Financial Solutions, Inc. owns 100%

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	d.	Sky Financial Securitization Corp. IV	Delaware
Wilmington, Delaware
Sky Financial Solutions, Inc. owns 100%

	e.	Sky Financial Securitization Corp. V	Delaware
Wilmington, Delaware
Sky Financial Solutions, Inc. owns 100%

	f.	Sky Loan Funding Corporation	Delaware
Wilmington, Delaware
Sky Financial Solutions, Inc. owns 100%

10.	Sky Holdings, Inc.		Delaware
Wilmington, Delaware
Sky Financial Group, Inc. owns 100%

11.	Sky Insurance, Inc.		Ohio
Maumee, Ohio
Sky Financial Group, Inc. owns 100%

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